UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

CAPSTONE GREEN ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CGEH	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 4, 2025, Capstone Green Energy Holdings, Inc. (the “Company”) appointed Candice Graves as the Company’s Chief Accounting Officer, effective September 9, 2025 (the “Effective Date”). In this role, Ms. Graves will become the Company’s principal accounting officer, replacing Celia Fanning, who has served in that role since September 26, 2022. Ms. Fanning will serve as the Company’s Director of Compliance and Reporting beginning on the Effective Date.

Prior to joining the Company, Ms. Graves, age 49, held senior financial leadership roles across publicly traded and private equity-owned organizations. She has served as Senior Director of Accounting and FP&A at Maxar Space LLC, a provider of advanced space technology specializing in satellite development and deployment, since February 2019. Previously, she held the positions of Corporate Controller at Mosys Inc. (NASDAQ: PRSO), a fabless semiconductor company, for four years, and Director of Accounting at DynCorp International, a government defense contractor, for four years. Ms. Graves’s career also includes a variety of finance and accounting leadership roles within startup and emerging growth companies. She is a Certified Public Accountant licensed in Texas and a Chartered Global Management Accountant. Ms. Graves holds a Master of Business Administration, with a concentration in Information Technologies, from the University of North Texas and a Bachelor of Science in Accounting from California State University, San Marcos.

In connection with Ms. Graves’s appointment, the Compensation Committee of the Board (the “Compensation Committee”) approved an annual base salary of $315,000, effective as of the Effective Date.

In addition, Ms. Graves’s offer letter also provides that she will be granted 80,000 restricted stock units, subject to the approval of the Compensation Committee and effective as of the Effective Date, which will vest on the third anniversary of the grant date, subject to continued employment with the Company, and that she will be eligible to participate in the Company’s Annual Incentive Plan program, with a target bonus of 30% of base salary.

There are no arrangements or understandings between Ms. Graves and any other person pursuant to which she was selected as an officer, no family relationships between Ms. Graves and any other executive officer or director of the Company, and no related party transactions within the meaning of Item 404(a) of Regulation S-K between Ms. Graves and the Company.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY HOLDINGS, INC.

Date: August 7, 2025	By:	/s/ John J. Juric
Name: John J. Juric
Chief Financial Officer